Earnings Per Share	12 Months Ended
Dec. 31, 2017
Earnings Per Share [Abstract]
Earnings per Share

Note 5 Earnings Per Share

Basic earnings per share attributable to U.S. Cellular shareholders is computed by dividing Net income attributable to U.S. Cellular shareholders by the weighted average number of common shares outstanding during the period.  Diluted earnings per share attributable to U.S. Cellular shareholders is computed by dividing Net income attributable to U.S. Cellular shareholders by the weighted average number of common shares outstanding during the period adjusted to include the effects of potentially dilutive securities.  Potentially dilutive securities primarily include incremental shares issuable upon the exercise of outstanding stock options and the vesting of performance and restricted stock units.

The amounts used in computing earnings per common share and the effects of potentially dilutive securities on the weighted average number of common shares were as follows:

Year Ended December 31,	2017	2016	2015
(Dollars and shares in millions, except per share amounts)
Net income attributable to U.S. Cellular shareholders	$12	$48	$241

Weighted average number of shares used in basic earnings per share	85	85	84
Effect of dilutive securities	1	–	1
Weighted average number of shares used in diluted earnings per share	86	85	85

Basic earnings per share attributable to U.S. Cellular shareholders	$0.14	$0.56	$2.86

Diluted earnings per share attributable to U.S. Cellular shareholders	$0.14	$0.56	$2.84

Certain Common Shares issuable upon the exercise of stock options or vesting of performance and restricted stock units were not included in average diluted shares outstanding for the calculation of Diluted earnings per share attributable to U.S. Cellular shareholders because their effects were antidilutive.  The number of such Common Shares excluded was 3 million shares, 3 million shares and 4 million shares for 2017, 2016 and 2015, respectively.